UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023 (February 2, 2023)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, Florida 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2023, Cuentas, Inc. (“Cuentas” or “Buyer”) signed a Membership Interest Purchase Agreement (MIPA) with Core Development Holdings Corporation (“Core” or “Seller”), a Florida corporation that holds approximately 29.3% of 4280 Lakewood Road Manager, LLC (“Lakewood Manager”), which in turn owns 86.45% of the membership interests in 4280 Lakewood Road, LLC (“4280 Project”), an affordable multi-family real estate project located in Lake Worth, Florida.

Core has agreed to sell 6% of its interest in the Lakewood Manager to Cuentas. and Cuentas has agreed to issue to Core 3,838,657 Cuentas common shares to acquire $1,195,195 of equity in the Lakewood Manager. The 3,838,657 Cuentas common shares (the “Number of Cuentas Shares”) is equal to 19.9% of the total number of current issued and outstanding shares of Cuentas as of the date of this Agreement.

On or before 45 days from the Effective Date, Seller shall either (i) deliver to Escrow Agent (i) the fully executed written consent of the members and managers of 4280 Manager to Cuentas admission as a 6.0% interest holder in 4280 Manager (“4280 Consent”) or (ii) wire transfer in cleared funds into the trust account of Escrow Agent the Purchase Price of $1,195,195. Upon Seller's compliance with its obligation under either (i) or (ii) immediately set forth above, Escrow Agent shall provide written notice to Seller and Buyer who shall confirm in writing to Escrow Agent their consent to Escrow Agent's release of the CUEN Shares to Seller and release of the 6.0% Assigned Interest or the $1,195,195, as the case maybe, to Buyer. Seller's satisfaction of its obligation under (i) or (ii) and Buyer and Seller's written consent to Escrow Agent to release the escrow funds or interests shall be defined as the "Escrow Release Conditions." Upon occurrence of the Escrow Release Conditions, Escrow Agent shall forthwith return to Seller, Seller's assignment of the 6.0% Assigned Interest in the event Seller funds the $1,195,195 escrow deposit under (ii) above.

At Closing, Seller shall execute and deliver to Escrow Agent a Limited Guaranty of Purchase Price in favor of Buyer to guaranty return to Buyer of the full or partial amount, as the case maybe, of the Purchase Price, as defined in the Agreement, less any distributions, proceeds or negative “Value of Cuentas Interest”, including specific Guaranty Trigger Events, Guarantee Cap and Certain Waivers. The Guarantor “absolutely, unconditionally, and irrevocably guarantees to Buyer, the full or partial payment…” of the Purchase Price on account of its ownership of the 6.0% Assigned Interest after the release of said 6.0% Assigned Interest to Buyer from escrow by Escrow Agent according to the terms and conditions of the Agreement, and the contemplated guaranty will be void and of no force and effect in the event Seller funds the $1,195,195 escrow deposit under the abovementioned Escrow Terms.

The closing (the "Closing") shall be February 3, 2023, and shall be an escrow closing with the Escrow Agent and at the Closing or as soon thereafter as is practicable, the Parties shall deliver in trust to the Escrow Agent executed copies of (i) Exhibits A and B to this Agreement and (ii) any and all further and additional documents as reasonably necessary to fully consummate the transaction contemplated in this Agreement. All documents contemplated under this Agreement may be signed by DocuSign and delivered electronically to Escrow Agent.

Cuentas on behalf of itself, its affiliates, assignees, transferees hereby acknowledge that Core, Lakewood Manager an affiliate of RENCo USA, Inc., is constructing the 4280 Lakewood Project with RENCO Structural Building System, a proprietary composite structural system distributed by RENCo USA, Inc. Cuentas on behalf of itself, its affiliates, assignees, transferees hereby waives and releases any and all claims against RENCo USA, Inc., Renco World Corporation, Lakewood Manager, Core Development Holdings Corporation, 1019 Interests, LLC, and their respective affiliates, managers, officers, directors, employees relating to any and all losses, claims and actions arising out of the design and construction of the RENCO Structural Building System in connection with the 4280 Lakewood Project.

The Parties agree that any and all disputes of whatever kind and nature regarding this Agreement, including the Parties’ inability to agree on a valuation expert, the Per Share Factor, the Appraised Value Denominator, or any other term essential to consummation of the contemplated transaction, or the terms and conditions of the definitive purchase and sale agreement shall be settled through expedited binding arbitration according to the rules of the American Arbitration Association (the “AAA”) conducted in Miami, Florida by the AAA.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2023, the Board appointed Haim Yeffet as director to the Board. Mr. Yeffet qualifies as “independent” under Nasdaq Stock Market rules.

There are no related-party transactions in which the new director or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between the new director and any other persons, naming such persons, pursuant to which such director were appointed as a director.

Mr. Yeffet will receive the same compensation as the Company’s other non-employee directors. Specifically, Mr. Yeffet will receive cash compensation of $50,000 per annum paid in four quarterly installments and a stock option to purchase 100,000 shares of the Company’s common stock issued under the Cuentas Inc. 2021 Share Incentive Plan which vest 50% on the grant date and 50% 12 months from the grant date.

Item 9.01. Financial Statements and Exhibits

10.1	Membership Interest Purchase Agreement (MIPA)
10.2	Assignment and Assumption of Membership Interests
10.3	Amendment to Binding Letter of Intent
10.4	Limited Guaranty Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: February 3, 2023	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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